UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

GB Sciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue

Las Vegas, Nevada 89118

Phone: (844) 843-2569

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

[EXPLANATORY NOTE:  This Form 8-K/A amends the Registrant’s Form 8-K filed on September 16, 2019, as set forth below.]

Item 8.01 Other Events.

On September 16, 2019, the Registrant, GB Sciences, Inc. (the “Company”), filed a Current Report on Form 8-K disclosing that the Company had signed a term sheet with K2 Logic, LLC (“K2”) pursuant to which K2 will pursue the purchase of the Company’s 50% ownership interest in GB Science Louisiana, LLC for $8,000,000 in cash and earn out provisions for up to an additional $8,000,000.  The parties were to negotiate and draft a Purchase and Sale Agreement with the intent to close the transaction by October 31, 2019. The parties were not prepared to close on October 31, 2019, and have now extended the closing date to on or before November 30, 2019.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc.

Dated: November 5, 2019	By:	/s/ Zach Swarts
Zach Swarts
Chief Financial Officer